Exhibit 10.22

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

1. Date of Agreement 6th January 2005	THE BALTIC AND INTERNATIONAL MARITIME COUNCIL (BIMCO) STANDARD SHIP MANAGEMENT AGREEMENT CODE NAME: “SHIPMAN 98”
Part I
2. Owners (name, place of registered office and law of registry) (CI. 1) EXCELSIOR NV Name De Gerlachekaal, 20 Place of registered office 2000 Antwerpen Law of registry Belgium	3. Managers (name, place of registered office and law of registry) (CI. 1) TECTO nv Name De Gerlachekaal 20 Place of registered office 2000 Antwerpen Law of registry Belgium

4. Day and year of commencement of Agreement (CI. 2) see clause 21

5. Crew Management (state “yes” or “no” as agreed) (CI. 3.1) Yes	6. Technical Management (state “yes” or “no” as agreed) (CI. 3.2) Yes

7. Commercial Management (state “yes” or “no” as agreed) (CI. 3.3) No	8. Insurance Arrangements (state “yes” or “no” as agreed) (CI. 3.4) Yes

9. Accounting Services (state “yes” or “no” as agreed) (CI. 3.5) Yes	10. Sale or purchase of the Vessel (state “yes” or “no” as agreed) (CI. 3.6) No

11. Provisions (state “yes” or “no” as agreed) (CI. 3.7) Yes	12. Bunkering (state “yes” or “no” as agreed) (CI. 3.8) No

13. Chartering Services Period (only to be filled in if “yes” stated in Box 7) (CI. 3.3(i)) No	14 Owners’ Insurance (state alternative (i), (ii) or (iii) of CI. 6.3) Clause 6.3. (II)

15. Annual Management Fee (state annual amount) (CI. 8.1) ***** USD	16. Severance Costs (state maximum amount) (CI. 8.4(ii)) At cost, as per applicable Collective Bargaining Agreement

17. Day and year of termination of Agreement (CI. 17) Duration (Cl. 17): 20 years with 2 options to extend for each 5 years at Owner’s option	18. Law and Arbitration (state alternative 19.1, 19.2 or 19.3; if 19.3 place of arbitration must be stated) (CI. 19) Clause 19.1

19.       Notices (state postal and cable address, telex, and telefax number for serving notice and communication to the Owners) (CI. 20)

EXCELSIOR nv

De Gerlachekaai 20

2000 ANTWERPEN

Tel : 32.2.247.5611

Fax : 32.3.248.2740

20.       Notices (state postal and cable address, telex, and telefax number for serving notice and communication to the Managers) (CI. 20)

TECTO nv

De Gerlachekaai 20

2000 ANTWERPEN

Tel : 32.2.247.5011

Fax : 32.3.247.5091

It is mutually agreed between the party stated in Box 2 and the party stated in Box 3 that this Agreement consisting of PART I and PART II as well as Annexes “A” (Details of Vessel), “B” (Details of Crew), “C” (Budget) and “D” (Associated vessels) attached hereto shall be performed subject to the conditions contained herein.  In the event of a conflict of conditions, the provisions of PART I and Annexes “A”, “B”, “C” and “D” shall prevail over those of PART II to the extent of such conflict but no further.

Signature(s) (Owners) /s/ [illegible] /s/ [illegible]	Signature(s) (Managers) /s/ [illegible] /s/ [illegible]

Copyright, published by

The Baltic and International Maritime Council (BIMCO), Copenhagen

ISSUED:  August 1998

PART II
“SHIPMAN 98” Standard Ship Management Agreement

1	1. Definitions	57	“STCW 95” means the International
2	In this Agreement save where the context	58	Convention on Standards of Training,
3	otherwise requires, the following words and	59	Certification and Watchkeeping for Seafarers,
4	expressions shall have the meanings hereby	60	1978, as amended in 1995 or any subsequent
5	assigned to them.	61	amendment thereto.
6		62
7	“Affiliate of the Owners” means any person,	63	2. Appointment of Managers
8	who controls, is controlled by, or is under	64	With effect from the day and year staled in Box
9	common control with the Owners or the	65	4 and continuing unless and until terminated as
10	Exmar group. For the purpose of this	66	provided herein, the Owners hereby appoint the
11	definition, the term “control” means the	67	Managers and the Managers hereby agree to
12	beneficial ownership of fifty percent (50%) or	68	act as the Managers of the Vessel.
13	more of the voting shares of a company or	69
14	other entity or of the equivalent rights to	70	3. Basis of Agreement
15	determine the decisions of such a company or	71	Subject to the terms and conditions herein
16	other entity.	72	provided, during the period of this Agreement,
17	“Owners” means the party identified in Box 2.	73	the Managers shall carry out Management
18	“Managers” means the party identified in Box	74	Services in respect of the Vessel as agents for
19	3.	75	and on behalf of the Owners. The Managers
20	“Vessel” means the vessel or vessels details of	76	shall have authority to take such actions as they
21	which are set out in Annex “A” attached	77	may from time to time in their ~~absolute~~
22	hereto.	78	reasonable discretion consider to be necessary
23	“Crew” means the Master, officers and ratings	79	to enable them to perform this Agreement in
24	of the numbers, rank and nationality specified	80	accordance with sound ship management
25	in Annex “B” attached hereto.	81	practice, provided, however, that Managers
26	“Crew Support Costs” means all expenses of a	82	shall have authority to take such actions from
27	general nature which are not particularly	83	time to time in their absolute discretion
28	referable to any individual vessel for the time	84	consider to be necessary with respect to
29	being managed by the Managers and which are	85	health, safety and security of the Vessel and
30	incurred by the Managers for the purpose of	86	Crew and environmental protection.
31	providing an efficient and economic	87	3.1 Crew Management (only applicable if
32	management service and, without prejudice to	88	agreed according to Box 5) The Managers shall
33	the generality of the foregoing, shall include	89	provide suitably qualified Crew for the Vessel
34	the cost of crew standby pay, training schemes	90	as required by the Owners in accordance with
35	for officers and ratings, cadet training schemes,	91	the STCW 95 requirements, provision of which
36	sick pay, study pay, recruitment and	92	includes but is not limited to the following
37	interviews.	93	functions:
38	“Severance Costs” means the costs which the	94	(i) selecting and engaging the Vessel’s Crew,
39	employers are legally obliged to pay to or in	95	including payroll arrangements, pension
40	respect of the Crew as a result of the early	96	administration, and insurances for the
41	termination of any employment contract for	97	Crew other than those mentioned in
42	service on the Vessel.	98	Clause 6;
43	“Crew Insurances” means insurances against	99	(ii) ensuring that the applicable requirements
44	crew risks which shall include but not be	100	of the law of the flag of the Vessel are
45	limited to death, sickness, repatriation, injury,	101	satisfied in respect of manning levels,
46	shipwreck unemployment indemnity and loss	102	rank, qualification and certification of the
47	of personal effects.	103	Crew and employment regulations
48	“Management Services” means the services	104	including Crew’s tax, social insurance,
49	specified in sub-clauses 3.1 to 3.8 as indicated	105	discipline and other requirements;
50	affirmatively in Boxes 5 to 12.
51	“ISM Code” means the International
52	Management Code for the Safe Operation of
53	Ships and for Pollution Prevention as adopted
54	by the International Maritime Organization
55	(IMO) by resolution A.741(18) or any
56	subsequent amendment thereto.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

PART II
“SHIPMAN 98” Standard Ship Management Agreement

1		54	System (SMS) in accordance with the ISM
2	(iii) ensuring that all members of the Crew	55	Code (see sub-clauses 4.2 and 5.3).
3	have passed a medical examination with a	56	(vi) For expenses and major repair works
4	qualified doctor certifying that they are fit	57	not included in the budget and
5	for the duties for which they are engaged	58	estimated to exceed USD ***** (or the
6	and are in possession of valid medical	59	equivalent in foreign currency), the
7	certificates issued in accordance with	60	Managers shall inform the Owners
8	appropriate flag State requirements. In the	61	before placing the order.
9	absence of applicable flag State	62	(vii) The technical management services
10	requirements the medical certificate shall	63	include the installation of a planned
11	be dated not more than three months prior	64	maintenance and safety management
12	to the respective Crew members leaving	65	software tool, called respectively Ulysses
13	their country of domicile and maintained	66	and ISManager.
14	for the duration of their service on board	67	~~3.3 Commercial Management~~
15	the Vessel;	68	~~(only applicable if agreed according to Box 7)~~
16	(iv) ensuring that the Crew shall have a	69	~~The Managers shall provide the commercial~~
17	command of the English language of a	70	~~operation of the Vessel, as required by the~~
18	sufficient standard to enable them to	71	~~Owners which includes, but is not limited to,~~
19	perform their duties safely;	72	~~the following functions:~~
20	(v) arranging transportation of the Crew,	73	~~(i) providing chartering services in~~
21	including repatriation;	74	~~accordance with the Owners’ instructions~~
22	(vi) training of the Crew and supervising their	75	~~which include, but are not limited to,~~
23	efficiency;	76	~~seeking and negotiating employment for~~
24	(vii) conducting union negotiations;	77	~~the Vessel and the conclusion (including~~
25	(viii) operating the Managers’ drug and alcohol	78	~~the execution thereof) of charter parties or~~
26	policy unless otherwise agreed.	79	~~other contracts relating to the employment~~
27		80	~~of the Vessel. If such a contract exceeds~~
28	3.2 Technical Management	81	~~the period stated in Box 13, consent~~
29	(only applicable if agreed according to Box 6)	82	~~thereto in writing shall first be obtained~~
30	The Managers shall provide technical	83	~~from the Owners.~~
31	management which includes, but is not limited	84	~~(ii) arranging of the proper payment to~~
32	to, the following functions:	85	~~Owners or their nominees of all hire~~
33	(i) provision of competent personnel to	86	~~and/or freight revenues or other moneys of~~
34	supervise the maintenance and general	87	~~whatsoever nature to which Owners may~~
35	efficiency of the Vessel:	88	~~be entitled arising out of the employment~~
36	(ii) arrangement and supervision of dry	89	~~of or otherwise in connection with the~~
37	dockings, repairs, alterations and the	90	~~Vessel;~~
38	upkeep of the Vessel to the standards	91	~~(iii) providing voyage estimates and accounts~~
39	required by the Owners provided that the	92	~~and calculating of hire, freights,~~
40	Managers shall be entitled to incur the	93	~~demurrage and/or dispatch moneys due~~
41	necessary expenditure to ensure that the	94	~~from or due to the charterers of the Vessel;~~
42	Vessel will comply with the law of the flag	95	~~(iv) issuing of voyage instructions;~~
43	of the Vessel and of the places where she	96	~~(v) appointing agents;~~
44	trades, and all requirements and	97	~~(vi) appointing stevedores;~~
45	recommendations of the classification	98	~~(vii) arranging surveys associated with the~~
46	society;	99	~~commercial operation of the Vessel.~~
47	(iii) arrangement of the supply of necessary	100
48	stores, spares and lubricating oil;	101	3.4 Insurance Arrangements
49	(iv) appointment of surveyors and technical	102	(only applicable if agreed according to Box 8)
50	consultants as the Managers may consider	103	The Managers shall arrange insurances in
51	from time to time to be necessary:	104	accordance with Clause 6, on such terms and
52	(v) development, implementation and	105	conditions as the Owners shall have instructed
53	maintenance of a Safety Management

PART II
“SHIPMAN 98” Standard Ship Management Agreement

1	or agreed, in particular regarding conditions,	56	4.2 Where the Managers are providing
2	insured values, deductibles and franchises.	57	Technical Management in accordance with
3		58	sub-clause 3.2, they shall procure that the
4	3.5 Accounting Services	59	requirements of the law of the flag of the
5	(only applicable if agreed according to Box 9)	60	Vessel are satisfied and they shall in particular
6	The Managers shall:	61	be deemed to be the “Company” as defined by
7	(i) establish an accounting system which	62	the ISM Code, assuming the responsibility for
8	meets the requirements of the Owners and	63	the operation of the Vessel and taking over the
9	provide regular accounting services,	64	duties and responsibilities imposed by the ISM
10	supply regular reports and records,	65	Code when applicable.
11	(ii) maintain the records of ail costs and	66
12	expenditure incurred as well as data	67	5. Owners’ Obligations
13	necessary or proper for the settlement of	68	5.1 The Owners shall pay all sums due to the
14	accounts between the parties.	69	Managers punctually in accordance with the
15		70	terms of this Agreement.
16	~~3.6 Sale or Purchase of the Vessel~~	71	~~5.2 Where the Managers are providing~~
17	~~(only applicable if agreed according to Box 10)~~	72	~~Technical Management in accordance with~~
18	~~The Managers shall, in accordance with the~~	73	~~sub-clause 3.2, the Owners shall:~~
19	~~Owners’ instructions, supervise the sale or~~	74	~~(i) procure that all officers and ratings~~
20	~~purchase of the Vessel, including the~~	75	~~supplied by them or on their behalf~~
21	~~performance of any sale or purchase~~	76	~~comply with the requirements of STCW~~
22	~~agreement, but not negotiation of the same.~~	77	~~95;~~
23		78	~~(ii) instruct such officers and ratings to obey~~
24	3.7 Provisions (only applicable if agreed	79	~~all reasonable orders of the Managers in~~
25	according to Box 11)	80	~~connection with the operation of the~~
26	The Managers shall arrange for the supply of	81	~~Managers’ safety management system.~~
27	provisions.	82	~~5.3 Where the managers are not providing~~
28		83	~~Technical Management in accordance with~~
29	~~3.8 Bunkering (only applicable if agreed~~	84	~~sub-clause 3.2, the Owners shall procure that~~
30	~~according to Box 12) the Managers shall~~	85	~~the requirements of the law of the flag of the~~
31	~~arrange for the provision of the bunker fuel of~~	86	~~Vessel are satisfied and that they, or such other~~
32	~~the quality specified by the Owners as required~~	87	~~entity as may be appointed by them and~~
33	~~for the Vessel’s trade.~~	88	~~identified to the Managers, shall be deemed to~~
34		89	~~be the “Company” as defined by the ISM Code~~
35	4. Managers’ Obligations	90	~~assuming the responsibility for the operation of~~
36	4.1 The Managers undertake to use their best	91	~~the Vessel and taking over the duties and~~
37	endeavours to provide the agreed Management	92	~~responsibilities imposed by the ISM Code~~
38	Services as agents for and on behalf of the	93	~~when applicable.~~
39	Owners in accordance with sound ship	94
40	management practice and to protect and	95	6. Insurance Policies
41	promote the interests of the Owners in all	96	The Owners shall procure, whether by
42	matters relating to the provision of services	97	instructing the Managers under sub-clause 3.4
43	hereunder. Provided, however, that the	98	or otherwise, that throughout the period of this
44	Managers in the performance of their	99	Agreement:
45	management responsibilities under this	100	6.1 at the Owners’ expense, the Vessel is
46	Agreement shall be entitled to have regard to	101	insured for not less than her sound market
47	their overall responsibility in relation to all	102	value or entered for her full gross tonnage, as
48	vessels as may from time to time be entrusted	103	the case may be for:
49	to their management and in particular, but	104	(i) usual hull and machinery marine risks
50	without prejudice to the generality of the	105	(including crew negligence) and excess
51	foregoing, the Managers shall be entitled to	106	liabilities;
52	allocate available supplies, manpower and	107	(ii) protection and indemnity risks (including
53	services in such manner as in the prevailing	108	pollution risks and Crew Insurances): and
54	circumstances the Managers in their absolute	109	(iii) war risks (including protection and
55	discretion consider to be fair and reasonable.	110	indemnity and crew risks) in accordance
		111	with the best practice of prudent owners of

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

PART II
“SHIPMAN 98” Standard Ship Management Agreement

1	vessels of a similar type to the Vessel, with	54	in Box 15 which shall be payable by equal
2	first class insurance companies,	55	monthly instalments in advance, the first
3	underwriters or associations (“the Owners’	56	instalment being payable on the
4	Insurances”),	57	commencement of this Agreement (see Clause
5	6.2 all premiums and calls on the Owners’	58	2 and Box 4) and subsequent instalments being
6	Insurances are paid promptly by their due date,	59	payable every month.
7	6.3 the Owners’ Insurances name the Managers	60	8.2 The management fee shall be subject to an
8	and, subject to underwriters’ agreement, any	61	annual adjustment based on the changes In
9	third party designated by the Managers as a	62	the Belgian Consumer Index as of each
10	joint assured, with full cover, with the Owners	63	January 1st in accordance with the formula
11	obtaining cover in respect of each of the	64	set out hereunder:
12	insurances specified in sub-clause 6.1:	65
13	~~(i) on terms whereby the managers and any~~	66	*****
14	~~such third party are liable in respect of~~	67
15	~~premiums or calls arising in connection~~	68	*****
16	~~with the Owners’ Insurances; or~~	69
17	(ii) if reasonably obtainable, on terms such	70	*****
18	that neither the Managers nor any such	71
19	third party shall be under any liability in	72	*****
20	respect of premiums or calls arising in	73
21	connection with the Owners’ Insurances;	74	*****
22	or	75
23	~~(iii) on such other terms as may be agreed in~~	76	~~review~~
24	~~writing.~~	77	~~on the anniversary date of the Agreement and~~
25	~~Indicate alternative (i), (ii) or (iii) in Box 14. If~~	78	~~the proposed fee shall be presented in the~~
26	~~Box 14 is left blank then (i) applies.~~	79	~~annual budget referred to in sub-clause 9.1.~~
27	6.4 written evidence is provided, to the	80	8.3 The Managers shall, at no extra cost to the
28	reasonable satisfaction of the Managers, of	81	Owners, provide their own office
29	their compliance with their obligations under	82	accommodation, office staff, facilities and
30	Clause 6 within a reasonable time of the	83	stationery. Without limiting the generality of
31	commencement of the Agreement, and of each	84	Clause 7 the Owners shall reimburse the
32	renewal date and, if specifically requested, of	85	Managers for postage and communication
33	each payment date of the Owners’ Insurances.	86	expenses, warehousing expenses, travelling
34	7. Income Collected and Expenses Paid on	87	expenses, and other out of pocket expenses
35	Behalf of Owners	88	properly incurred by the Managers in
36	7.1 All moneys collected by the Managers	89	pursuance of the Management Services.
37	under the terms of this Agreement (other than	90	8.4 In the event of the appointment of the
38	moneys payable by the Owners to the	91	Managers being terminated by the Owners or
39	Managers) and any interest thereon shall be	92	the Managers in accordance with the
40	held to the credit of the Owners in a separate	93	provisions of Clauses 17 and 18 other than by
41	bank account.	94	reason of default by the Managers, or if the
42	7.2 All expenses incurred by the Managers	95	Vessel is lost, sold or otherwise disposed of,
43	under the terms of this Agreement on behalf of	96	the “management fee” payable to the Managers
44	the Owners (including expenses as provided in	97	according to the provisions of sub-clause 8.1,
45	Clause 8) may be debited against the Owners	98	shall continue to be payable for a further period
46	in the account referred to under sub-clause 7.1	99	of three calendar months as from the
47	but shall in any event remain payable by the	100	termination date. In addition, provided that the
48	Owners to the Managers on demand.	101	Managers provide Crew for the Vessel in
49		102	accordance with sub-clause 3.1:
50	8. Management Fee	103	(i) the Owners shall continue to pay Crew
51	8.1 The Owners shall pay to the Managers for	104	Support Costs during the said further
52	their services as Managers under this	105	period of three calendar months and
53	Agreement an annual management fee as stated

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

PART II
“SHIPMAN 98” Standard Ship Management Agreement

1	(ii) the Owners shall pay an equitable	54	~~date of the commencement of this Agreement~~
2	proportion of any Severance Costs which	55	(see Clause 2 and Box 4).
3	may materialize, not exceeding the amount	56	9.2 The Owners shall indicate to the Managers
4	stated in Box 16. The Managers will	57	their acceptance and approval of the annual
5	exercise a good faith effort to arrange	58	budget within one month of presentation and in
6	alternative employment for any	59	the absence of any such indication the
7	terminated employee in order to mitigate	60	Managers shall be entitled to assume that the
8	or eliminate severance costs.	61	Owners have accepted the proposed budget.
9	8.5 If the Owners decide to lay-up the Vessel	62	9.3 Following the agreement of the budget, the
10	whilst this Agreement remains in force and	63	Managers shall prepare and present to the
11	such lay-up lasts for more than three months,	64	Owners their estimate of the working capital
12	an appropriate reduction of the management	65	requirement of the Vessel (i.e. on twelfth of
13	fee for the period exceeding three months until	66	the budget) and the Managers shall each month
14	one month before the Vessel is again put into	67	up-dale this estimate. Based thereon, the
15	service shalt be mutually agreed between the	68	Managers shall each month request the Owners
16	parties. In the event of a lay-up of more than	69	in writing for the funds required to run the
17	three months Managers shall exercise	70	Vessel for the ensuing month, including the
18	reasonable efforts to reduce crew costs.	71	payment of any occasional or extraordinary
19	8.6 Unless otherwise agreed in writing all	72	item of expenditure, such as emergency repair
20	discounts and commissions obtained by the	73	costs, additional insurance premiums, ~~bunkers~~
21	Managers in the course of the management of	74	or provisions. Such funds shall be received by
22	the Vessel shall be credited to the Owners.	75	the Managers within ten running days after the
23	8.7. Supplementary fees will be charged on a	76	receipt by the Owners of the Managers’ written
24	***** basis for any technical or marine	77	request and shall be held to the credit of the
25	superintendency services or inspections and	78	Owners in a separate bank account.
26	IT support by Managers carried out on	79	9.4 The Managers shall produce a comparison
27	board/on Terminal, in excess of ***** days	80	between budgeted and actual income and
28	per year. The following rates shall apply : $	81	expenditure of the Vessel in such form as
29	***** for a superintendent and $***** for an	82	required or approved by the Owners monthly,
30	ICT technician, *****. Those rates are	83	quarterly or at such other intervals as mutually
31	subject to annual adjustments based on the	84	agreed.
32	change in the Belgian Consumer Price Index	85	9.5 Notwithstanding anything contained
33	as of each January 1st in accordance with the	86	herein to the contrary, the Managers shall in no
34	formula set out hereunder :	87	circumstances be required to use or commit
35		88	their own funds to finance the provision of the
36	*****	89	Management Services.
37		90
38	*****	91	10. Managers’ Right to Sub-Contract
39		92	The Managers shall not have the right to sub-
40	*****	93	contract any of their obligations hereunder,
41		94	including those mentioned in sub-clause 3.1,
42	*****	95	without the prior written consent of the Owners
43		96	which shall not be unreasonably withheld. In
44	9. Budgets and Management of Funds	97	the event of such a subcontract the Managers
45	9.1 The Managers shall present to the Owners	98	shall remain fully liable for the due
46	annually a budget for the following ~~twelve~~	99	performance of their obligations under this
47	~~months~~ calendar year in such form as the	100	Agreement.
48	Owners require. The budget for the first year	101
49	hereof is set out in Annex “C” hereto.	102	11. Responsibilities
50	Subsequent annual budgets shall be prepared
51	by the Managers and submitted to the Owners
52	not less than three months before the 31st
53	December of the running year ~~anniversary~~

PART II
“SHIPMAN 98” Standard Ship Management Agreement

1	11.1 Force Majeure - Neither the Owners nor	57	may suffer or incur (either directly or
2	the Managers shall be under any liability for	58	indirectly) in the course of the performance of
3	any failure to perform any of their obligations	59	this Agreement.
4	hereunder by reason of any cause whatsoever	60	11.4 “Himalaya” - It is hereby expressly
5	of any nature or kind beyond their reasonable	61	agreed that no employee or agent of the
6	control.	62	Managers (including every sub-contractor from
7	11.2 Liability to Owners - (i) Without	63	time to time employed by the Managers) shall
8	prejudice to sub-clause 11.1, the Managers	64	in any circumstances whatsoever be under any
9	shall be under no liability whatsoever to the	65	liability whatsoever to the Owners for any loss,
10	Owners for any loss, damage, delay or expense	66	damage or delay of whatsoever kind arising or
11	of whatsoever nature, whether direct or	67	resulting directly or indirectly from any act,
12	indirect, (including but not limited to loss of	68	neglect or default on his part while acting in
13	profit arising out of or in connection with	69	the course of or in connection with his
14	detention of or delay to the Vessel) and	70	employment and, without prejudice to the
15	howsoever arising in the course of performance	71	generality of the foregoing provisions in this
16	of the Management Services UNLESS same is	72	Clause 11, every exemption, limitation,
17	proved to have resulted solely from the	73	condition and liberty herein contained and
18	negligence, gross negligence or wilful default	74	every right, exemption from liability, defence
19	of the Managers or their employees, or agents	75	and immunity of whatsoever nature applicable
20	or sub-contractors employed by them in	76	to the Managers or to which the Managers are
21	connection with the Vessel, in which case	77	entitled hereunder shall also be available and
22	(save where loss, damage, delay or expense has	78	shall extend to protect every such employee or
23	resulted from the Managers’ personal act or	79	agent of the Managers acting as aforesaid and
24	omission committed with the intent to cause	80	for the purpose of all the foregoing provisions
25	same or recklessly and with knowledge that	81	of this Clause 11 the Managers are or shall be
26	such loss, damage, delay or expense would	82	deemed to be acting as agent or trustee on
27	probably result) the Managers’ liability for	83	behalf of and for the benefit of all persons who
28	each incident or series of incidents giving rise	84	are or might be their servants or agents from
29	to a claim or claims shall never exceed a total	85	time to time (including sub-contractors as
30	of ten times the annual management fee	86	aforesaid) and all such persons shall to this
31	payable hereunder.	87	extent be or be deemed to be parties to this
32	(ii) Notwithstanding anything that may appear	88	Agreement.
33	to the contrary in this Agreement, the	89
34	Managers shall not be liable for any of the	90	12. Documentation
35	actions of the Crew, even if such actions are	91	Where the Managers are providing Technical
36	negligent, grossly negligent or wilful, except	92	Management in accordance with sub-clause 3.2
37	only to the extent that they are shown to have	93	and/or Crew Management in accordance with
38	resulted from a failure by the Managers to	94	sub-clause 3.1, they shall make available, upon
39	discharge their obligations under sub-clause	95	Owners’ request, all documentation and
40	3.1, in which case their liability shall be limited	96	records related to the Safety Management
41	in accordance with the terms of this Clause 11.	97	System (SMS) and/or the Crew which the
42	11.3 Indemnity - Except to the extent and	98	Owners need in order to demonstrate
43	solely for the amount therein set out that the	99	compliance with the ISM Code and STCW 95
44	Managers would be liable under sub-clause	100	or to defend a claim against a third party.
45	11.2, the Owners hereby undertake to keep the	101
46	Managers and their employees, agents and sub-	102	13. General Administration
47	contractors indemnified and to hold them	103	13.1 The Managers shall handle and settle all
48	harmless against all actions, proceedings,	104	claims arising out of the Management Services
49	claims, demands or liabilities whatsoever or	105	hereunder and keep the Owners informed
50	howsoever arising which may be brought	106	regarding any incident of which the Managers
51	against them or incurred or suffered by them
52	arising out of or in connection with the
53	performance of the Agreement, and against and
54	in respect of all costs, losses, damages and
55	expenses (including legal costs and expenses
56	on a full indemnity basis) which the Managers

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

PART II
“SHIPMAN 98” Standard Ship Management Agreement

1	become aware which gives or may give rise to	54	terminate upon the expiration of a period of
2	claims or disputes involving third parties.	55	two months from the date upon which such
3	13.2 The Managers shall, as instructed by the	56	notice was given.
4	Owners, bring or defend actions, suits or	57	Notwithstanding any provision to the contrary
5	proceedings in connection with matters	58	herein, this Agreement shall not terminate
6	entrusted to the Managers according to this	59	upon the transfer of ownership of the
7	Agreement.	60	vessel(s) mentioned in Annex “A” or the
8	13.3 The Managers shall also have power to	61	bareboat charter thereof to an Affiliate of the
9	obtain legal or technical or other outside expert	62	Owners, but shall be binding on any Affiliate
10	advice in relation to the handling and	63	of the Owners, legal or physical, acquiring
11	settlement of claims and disputes or all other	64	ownership of the vessel(s) mentioned in
12	matters affecting the interests of the Owners in	65	Annex “A” or the bareboat charter thereof
13	respect of the Vessel.	66	and the Owners shall be responsible for the
14	13.4 The Owners shall arrange for the	67	due performance of the obligations by such
15	provision of any necessary guarantee bond or	68	new owner or bareboat charterer under this
16	other security.	69	Agreement.
17	13.5 Any costs reasonably incurred by the	70
18	Managers in carrying out their obligations	71	18. Termination
19	according to Clause 13 shall be reimbursed by	72	18.1 Owners’ default
20	the Owners.	73	(i) The Managers shall be entitled to
21		74	terminate the Agreement with immediate
22	14. Auditing	75	effect by notice in writing if any moneys
23	The Managers shall at all times maintain and	76	payable by the Owners under this
24	keep true and correct accounts and shall make	77	Agreement and/or the owners of any
25	the same available for inspection and auditing	78	associated vessel, details of which are
26	by the Owners at such times as may be	79	listed in Annex “D”, shall not have been
27	mutually agreed. On the termination, for	80	received in the Managers’ nominated
28	whatever reasons, of this Agreement, the	81	account within ten running days of receipt
29	Managers shall release to the Owners, if so	82	by the Owners of the Managers written
30	requested, the originals where possible, or	83	request or if the Vessel is repossessed by
31	otherwise certified copies, of all such accounts	84	the Mortgagees.
32	and ail documents specifically relating to the	85	(ii) If the Owners:
33	Vessel and her operation.	86	~~(a) fail to meet their obligations under sub-~~
34		87	~~clauses 5.2 and 5.3 of this Agreement for~~
35	15. Inspection of Vessel	88	~~any reason within their control, or~~
36	The Owners shall have the right at any time	89	(b) proceed with the employment of or
37	after giving reasonable notice to the Managers	90	continue to employ the Vessel in the
38	to inspect the Vessel for any reason they	91	carriage of contraband, blockade running,
39	consider necessary.	92	or in an unlawful trade, or on a voyage
40		93	which in the reasonable opinion of the
41	16. Compliance with Laws and Regulations	94	Managers is unduly hazardous or
42	The Managers will not do or permit to be done	95	improper,
43	anything which might cause any breach or	96	the Managers may give notice of the default to
44	infringement of the laws and regulations of the	97	the Owners, requiring them to remedy it as
45	Vessel’s flag, or of the places where she trades.	98	soon as practically possible.
46		99	In the event that the Owners fail to remedy it
47	17. Duration of the Agreement	100	within ~~a reasonable time~~ ***** days of written
48	This Agreement shall come into effect on the	101	notice of such default to the satisfaction of the
49	day and year stated in Box 4 and shall continue	102	Managers, the Managers shall be entitled to
50	until the date stated in Box 17.	103	terminate the Agreement with immediate effect
51	Thereafter it shall continue until terminated by	104	by notice in writing.
52	either party giving to the other notice in	105	18.2 Managers’ Default
53	writing, in which event the Agreement shall

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

PART II
“SHIPMAN 98” Standard Ship Management Agreement

1	If the Managers are in material breach of any	53	19.1 This Agreement shall be governed by and
2	of ~~fail to meet~~ their obligations under ~~Clauses~~	54	construed in accordance with English law and
3	~~3 and 4 of~~ this Agreement for any reason	55	any dispute arising out of or in connection with
4	within the control of the Managers, the Owners	56	this Agreement shall be referred to arbitration
5	may give notice to the Managers of the default,	57	in London in accordance with the Arbitration
6	requiring them to remedy it as soon as	58	Act 1996 or any statutory modification or re-
7	practically possible and in any case within	59	enactment thereof save to the extent necessary
8	***** days of such notice whenever	60	to give effect to the provisions of this Clause.
9	practically possible. In the event that the	61	The arbitration shall be conducted in
10	Managers fail to remedy the default within the	62	accordance with the London Maritime
11	time permitted ~~it within a reasonable time~~ to	63	Arbitrators Association (LMAA) Terms
12	the satisfaction of the Owners, the Owners	64	current at the time when the arbitration
13	shalt be entitled to terminate the Agreement	65	proceedings are commenced.
14	with immediate effect by notice in writing.	66	The reference shall be to three arbitrators. A
15	18.3 Extraordinary Termination	67	party wishing to refer a dispute to arbitration
16	This Agreement shall be deemed to be	68	shall appoint its arbitrator and send notice of
17	terminated in the case of the sale of the Vessel	69	such appointment in writing to the other party
18	to a party that is not an Affiliate of the	70	requiring the other party to appoint its own
19	Owners or if the Vessel becomes a total loss or	71	arbitrator within 14 calendar days of that notice
20	is Declared as a constructive or compromised	72	and stating that it will appoint its arbitrator as
21	or arranged total loss or is requisitioned.	73	sole arbitrator unless the other party appoints
22	18.4 For the purpose of sub-clause 18.3 hereof	74	its own arbitrator and gives notice that it has
23	(i) the date upon which the Vessel is to be	75	done so within the 14 days specified. If the
24	treated as having Been sold or otherwise	76	other party does not appoint its own arbitrator
25	disposed of shall be the date on which the	77	and give notice that it has done so within the
26	Owners cease to be registered as Owners of	78	14 days specified, the party referring a dispute
27	the Vessel;	79	to arbitration may, without the requirement of
28	(ii) the Vessel shall not be deemed to be lost	80	any further prior notice to the other party,
29	unless either she has become an actual total	81	appoint its arbitrator as sole arbitrator and shall
30	loss or agreement has Been reached with	82	advise the other party accordingly. The award
31	her underwriters in respect of her	83	of a sole arbitrator shall be binding on both
32	constructive, compromised or arranged total	84	parties as if he had been appointed by
33	loss or if such agreement with her	85	agreement.
34	underwriters is not reached it is adjudged	86	Nothing herein shall prevent the parties
35	by a competent tribunal that a constructive	87	agreeing in writing to vary these provisions to
36	loss of the Vessel has occurred.	88	provide for the appointment of a sole arbitrator.
37	18.5 This Agreement shall terminate forthwith	89	In cases where neither the claim nor any
38	in the event of an order being made or	90	counterclaim exceeds the sum of USD50,000
39	resolution passed for the winding up,	91	(or such other sum as the parties may agree)
40	dissolution, liquidation or bankruptcy of either	92	the arbitration shall be conducted in
41	party (otherwise than for the purpose of	93	accordance with the LMAA Small Claims
42	reconstruction or amalgamation) or if a	94	Procedure current at the time when the
43	receiver is appointed, or if it suspends	95	arbitration proceedings are commenced.
44	payment, ceases to carry on business or makes	96	~~19.2 This Agreement shall be governed by and~~
45	any special arrangement or composition with	97	~~construed in accordance with Title 9 of the~~
46	its creditors.	98	~~United States Code and the Maritime Law of~~
47	18.6 The termination of this Agreement shall	99	~~the United States and any dispute arising out of~~
48	be without Prejudice to all rights accrued due	100	~~or in connection with this Agreement shall be~~
49	between the parties prior to the date of	101	~~referred to three persons at New York, one to~~
50	termination.	102	~~be appointed by each of the parties hereto, and~~
51		103	~~the third by the two so chosen; their decision or~~
52	19. Law and Arbitration	104	~~that of any two of them shall be final, and for~~
		105	~~the purposes of enforcing any award,~~

PART II
“SHIPMAN 98” Standard Ship Management Agreement

1	~~judgmentmay be entered on an award by any~~	20	~~19.4 If Box 18 in Part I is not appropriately~~
2	~~court of competent jurisdiction. The~~	21	~~filled in, sub-clause 19.1 of this Clause shall~~
3	~~proceedings shall be conducted in accordance~~	22	~~apply.~~
4	~~with the rules of the Society of Maritime~~	23
5	~~Arbitrators, Inc.In cases where neither the~~	24	Note: 19.1, 19.2 and 19.3 are alternatives;
6	~~claim nor any counterclaim exceeds the sum of~~	25	indicate alternative agreed in Box 18.
7	~~USD50,000 (or such other sum as the parties~~	26
8	~~may agree) the arbitration shall be conducted in~~	27	20. Notices
9	~~accordance with the Shortened Arbitration~~	28	20.1 Any notice to be given by either party to
10	~~Procedure of the Society of Maritime~~	29	the other party shall be in writing and may be
11	~~Arbitrators, Inc. current at the time when the~~	30	sent by fax, telex, registered or recorded mail
12	~~arbitration proceedings are commenced.~~	31	or by personal service.
13	~~19.3 This Agreement shall be governed by and~~	32	20.2 The address of the Parties for service of
14	~~construed in accordance with the laws of the~~	33	such communication shall be as stated in Boxes
15	~~place mutually agreed by the parties and any~~	34	19 and 20, respectively.
16	~~dispute arising out of or in connection with this~~	35
17	~~Agreement shall be referred to arbitration at a~~	36	21. This Agreement shall commence 2 months
18	~~mutually agreed place, subject to the~~	37	prior to the delivery of the Vessel.
19	~~procedures applicable there.~~

ANNEX “A” (DETAILS OF VESSEL OR VESSELS) TO

THE BALTIC AND INTERNATIONAL MARITIME COUNCIL (BIMCO)

STANDARD SHIP MANAGEMENT AGREEMENT - CODE NAME: “SHIPMAN 98”

Date of Agreement:

6th January 2005

Name of Vessel(s):

Hull 2208 DSME, Korea

Particulars of Vessel(s):

Built: 2004, Korea

IMO No: 9239616

Class:  BV

ANNEX “B” (DETAILS OF CREW) TO

THE BALTIC AND INTERNATIONAL MARITIME COUNCIL (BIMCO)

STANDARD SHIP MANAGEMENT AGREEMENT - CODE NAME: “SHIPMAN 98”

Date of Agreement:

6th January 2005

Details of Crew:

Numbers	Rank	Nationality
1	Captain	Belgian
2	Chief Officer	Belgian
3	Chief Officer	Belgian
4	2nd Officer	Belgian
5	2nd Officer	Belgian
6	3rd Officer	Belgian
7	ASP Officer	Ukrainian
8	Chief Engineer	Belgian
9	Chief Engineer	Belgian
10	2nd Engineer	Belgian
11	2nd Engineer	Belgian
12	3rd Engineer	Belgian
13	3rd Engineer	Ukrainian
14	4th Engineer	Belgian
15	5th Engineer	Belgian
16	Aut Engineer	Belgian
17	Boatswain	Philippino
18	Fitter	Philippino
19	QAB/W	Philippino
20	QAB/W	Philippino
21	QAB/W	Philippino
22	QAB/W	Philippino
23	QAB/W	Philippino
24	W/AB	Philippino
25	W/AB	Philippino
26	Chief Cook	Philippino
27	2nd Cook	Philippino
28	Steward	Philippino

Deviation from nationality and rank

can occur as per flag state requirements.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

ANNEX “C” (BUDGET) TO

THE BALTIC AND INTERNATIONAL MARITIME COUNCIL (BIMCO)

STANDARD SHIP MANAGEMENT AGREEMENT - CODE NAME: “SHIPMAN 98”

Date of Agreement:

6th January 2005

Managers’ Budget for the first year with effect from the Commencement Date of this Agreement:

CREWING		*****

TECHNICAL
Maintenance	*****
Stores	*****
Lubricants	*****
*****
OTHER OPEX		*****
TOTAL		*****

(excluding preliminary and first outfit expenses)

ANNEX “D” (ASSOCIATED VESSELS) TO

THE BALTIC AND INTERNATIONAL MARITIME COUNCIL (BIMCO)

STANDARD SHIP MANAGEMENT AGREEMENT - CODE NAME: “SHIPMAN 98”

NOTE: PARTIES SHOULD BE AWARE THAT BY COMPLETING THIS ANNEX “D”
THEY WILL BE SUBJECT TO THE PROVISIONS OF SUB-CLAUSE 18.1(i) OF THIS AGREEMENT.

Date of Agreement:

Details of Associated Vessels: